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                                                                    EXHIBIT 23.3

                           CONSENT OF PATENT COUNSEL

    We hereby consent to the use of our name under the caption "Experts" in this registration statement and prospectus included herein.

/s/ Sterne, Kessler, Goldstein & Fox P.L.L.C.

Washington, D.C.
January 20, 2000